1 Q4 FISCAL YEAR 2024 Supplemental Information

2 Revenue Composition - Continuing Operations(1) ($ in thousands) Quarter Ended September 30, 2024 June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 Software and related service revenue SaaS(2) $ 9,677 $ 8,834 $ 8,809 $ 8,742 $ 8,977 $ 8,523 $ 8,244 $ 7,713 Transaction-based(3) 4,121 3,928 3,538 3,651 3,706 3,291 3,174 3,150 Maintenance(4) 8,783 8,433 8,125 8,207 7,970 8,336 8,039 7,310 Recurring software services(5) 10,497 10,913 11,263 10,205 10,303 11,127 10,567 9,449 Professional services(6) 10,062 8,906 9,199 8,881 10,777 10,039 10,634 9,369 Software licenses 2,498 405 963 417 2,714 2,380 3,193 884 Total $ 45,638 $ 41,419 $ 41,897 $ 40,103 $ 44,447 $ 43,696 $ 43,851 $ 37,875 Year-over-year growth 3% (5) % (4) % 6 % Payments revenue $ 12,225 $ 11,867 $ 13,572 $ 12,677 $ 11,296 $ 10,895 $ 12,903 $ 11,522 Year-over-year growth 8% 9% 5% 10 % Other revenue Recurring(7) $ 1,738 $ 1,343 $ 1,405 $ 1,423 $ 1,526 $ 1,445 $ 1,363 $ 1,512 Other 1,263 1,408 1,093 852 1,315 1,224 1,050 803 Total $ 3,001 $ 2,751 $ 2,498 $ 2,275 $ 2,841 $ 2,669 $ 2,413 $ 2,315 Year-over-year growth 6% 3% 4% (2) % Total revenue $ 60,864 $ 56,037 $ 57,967 $ 55,055 $ 58,584 $ 57,260 $ 59,167 $ 51,712 Recurring revenue(8) $ 47,040 $ 45,318 $ 46,712 $ 44,905 $ 43,778 $ 43,617 $ 44,290 $ 40,656 Annualized Recurring Revenue “ARR”(9) Software and related service revenue $ 132,313 $ 128,432 $ 126,940 $ 123,220 $ 123,824 $ 125,108 $ 120,096 $ 110,488 Payments revenue 48,898 47,468 54,288 50,708 45,184 43,580 51,612 46,088 Other revenue 6,951 5,372 5,620 5,692 6,104 5,780 5,452 6,048 Total ARR $ 188,162 $ 181,272 $ 186,848 $ 179,620 $ 175,112 $ 174,468 $ 177,160 $ 162,624 Year-over-year growth 7% 4% 5% 10 % See footnotes continued on the next slide.

3 Revenue Composition - Continuing Operations 1.) As a result of the sale of our merchant services business (the “Merchant Services Business”) pursuant to the terms of the securities purchase agreement dated as of June 26, 2024 (the “Purchase Agreement”), entered into by us with Payroc, the historical results of our Merchant Services Business have been reflected in discontinued operations in the results of operations included in this supplemental information, and continuing operations reflect our remaining operations after giving effect to such classification. Prior period results have been recast to reflect this presentation. The sale was completed on September 20, 2024. 2.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 3.) Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 4.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 5.) Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 6.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 7.) Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 8.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 9.) Annualized Recurring Revenue (“ARR”) is the quarterly recurring revenue multiplied by 4. The Company focuses on ARR because it helps to assess the health and trajectory of the business. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. It does not contemplate seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company’s customers.

4 ($ in thousands) Year Ended September 30, 2024 Year Ended September 30, 2023 Public Sector Healthcare Other Total Public Sector Healthcare Other Total Income (loss) from operations(1) $ 49,712 $ 5,821 $ (48,679) $ 6,854 $ 41,987 $ 4,770 $ (50,326) $ (3,569) ($ in thousands) Three months ended September 30, 2024 Three months ended September 30, 2023 Public Sector Healthcare Other Total Public Sector Healthcare Other Total Income (loss) from operations(1) $ 14,268 $ 1,172 $ (11,886) $ 3,554 $ 12,182 $ 1,491 $ (12,418) $ 1,255 The following is our Income (loss) from continuing operations for the three and twelve months ended September 30, 2024 and 2023 calculated in accordance with GAAP. The presentation also includes references to non-GAAP financial measures presented by the Company. The Company believes that the non-GAAP financial measures presented by the Company provide useful information to investors in understanding and evaluating the Company's ongoing operating results. Accordingly, the Company includes such non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate the Company’s ongoing business operations. The Company believes that these non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of the Company’s current and ongoing business operations. Although these non-GAAP financial measures assist in measuring the Company's operating results and assessing its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. The Company believes that the disclosure of these non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess the Company's operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of these non-GAAP financial measures to give shareholders and potential investors an opportunity to see the Company as viewed by management, to assess the Company with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. The Company believes that disclosure of these non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources. Q4 Fiscal 2024 GAAP Measures 1.) As a result of the sale of our Merchant Services Business pursuant to the Purchase Agreement, the historical results of the Merchant Services Business have been reflected as discontinued operations in the results of operations included in this supplemental information, and i3 Verticals, Inc. no longer presents a Merchant Services segment. i3 Verticals, Inc. now operates within two updated segments, “Public Sector” and Healthcare”. i3 Verticals also has an “Other” category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations.

5 Q4 Fiscal 2024 and 2023 Segment Performance(1) ($ in thousands) Three Months Ended September 30, Period over period growth 2024 2023 Revenue from continuing operations Public Sector $ 49,603 $ 46,895 6% Healthcare 11,400 11,714 (3)% Other (139) (25) nm Total revenue from continuing operations $ 60,864 $ 58,584 4% Adjusted EBITDA from continuing operations(2) Public Sector $ 20,199 $ 19,017 6% Healthcare 2,159 2,270 (5)% Other (6,125) (5,605) (9)% Total adjusted EBITDA from continuing operations $ 16,233 $ 15,682 4% 1.) i3 Verticals has two segments, "Public Sector" and “Healthcare.” i3 Verticals also has an “Other” category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations. 2.) Adjusted EBITDA, as presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and these measures will be presented in our financial statement footnotes in accordance with ASC 280, beginning with the Company’s annual report on Form 10-K to be filed for the fiscal year ending September 30, 2024. Adjusted EBITDA, as presented on a consolidated basis, is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

6 YTD Fiscal 2024 and 2023 Segment Performance(1) ($ in thousands) Years ended September 30, Period over period growth2024 2023 Revenue from continuing operations Public Sector $ 184,841 $ 182,214 1% Healthcare 45,566 44,583 2% Other (484) (75) n/m Total revenue from continuing operations $ 229,923 $ 226,722 1% Adjusted EBITDA from continuing operations(2) Public Sector $ 73,216 $ 73,491 —% Healthcare 9,012 9,238 (2)% Other (23,920) (23,330) n/m Total adjusted EBITDA from continuing operations $ 58,308 $ 59,399 (2)% 1.) i3 Verticals has two segments, "Public Sector" and “Healthcare.” i3 Verticals also has an “Other” category, which includes corporate overhead, technology resources shared across segments and inter-segment eliminations. 2.) Adjusted EBITDA, as presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and these measures will be presented in our financial statement footnotes in accordance with ASC 280, beginning with the Company’s annual report on Form 10-K to be filed for the fiscal year ending September 30, 2024. Adjusted EBITDA, as presented on a consolidated basis, is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

7 2024 and 2023 Segment Performance(1) ($ in thousands) Three Months Ended December 31, 2023 Three Months Ended March 31, 2024 Three Months Ended June 30, 2024 Three Months Ended September 30, 2024 Revenue from continuing operations Public Sector $ 43,498 $ 47,097 $ 44,643 $ 49,603 Healthcare 11,580 11,053 11,533 11,400 Other (24) (182) (139) (139) Total revenue from continuing operations $ 55,054 $ 57,968 $ 56,037 $ 60,864 Adjusted EBITDA from continuing operations(2) Public Sector $ 17,359 $ 19,233 $ 16,423 $ 20,199 Healthcare 2,794 1,775 2,281 2,159 Other (6,165) (5,794) (5,829) (6,125) Total adjusted EBITDA from continuing operations $ 13,988 $ 15,214 $ 12,875 $ 16,233 1.) i3 Verticals has two segments, "Public Sector" and “Healthcare.” i3 Verticals also has an “Other” category, which includes corporate overhead, technology resources shared across segments and inter- segment eliminations. 2.) Adjusted EBITDA, as presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and these measures will be presented in our financial statement footnotes in accordance with ASC 280, beginning with the Company’s annual report on Form 10-K to be filed for the fiscal year ending September 30, 2024. Adjusted EBITDA, as presented on a consolidated basis, is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures. ($ in thousands) Three Months Ended December 31, 2022 Three Months Ended March 31, 2023 Three Months Ended June 30, 2023 Three Months Ended September 30, 2023 Revenue from continuing operations Public Sector $ 41,308 $ 48,500 $ 45,511 $ 46,895 Healthcare 10,422 10,687 11,760 11,714 Other (18) (20) (12) (25) Total revenue from continuing operations $ 51,712 $ 59,167 $ 57,259 $ 58,584 Adjusted EBITDA from continuing operations(2) Public Sector $ 16,195 $ 20,560 $ 17,718 $ 19,017 Healthcare 2,301 1,699 2,968 2,270 Other (4,827) (6,707) (6,190) (5,605) Total adjusted EBITDA from continuing operations $ 13,669 $ 15,552 $ 14,496 $ 15,682

8 ($ in thousands) Three months ended September 30, 2024 Three months ended September 30, 2023 Public Sector Healthcare Other Total Public Sector Healthcare Other Total Net income (loss) from continuing operations attributable to i3 Verticals, Inc. $ 14,268 $ 1,172 $ (4,288) $ 11,152 $ 12,182 $ 1,491 $ (12,409) $ 1,264 Net loss from continuing operations attributable to non- controlling interests — — (4,134) (4,134) — — (2,506) (2,506) Net income (loss) from continuing operations 14,268 1,172 (8,422) 7,018 12,182 1,491 (14,915) (1,242) Non-GAAP Adjustments: Benefit from income taxes — — (9,175) (9,175) — — (3,288) (3,288) Non-cash change in fair value of contingent consideration(1) (149) 4 — (145) 1,041 (165) — 876 Equity-based compensation(2) — — 3,367 3,367 — — 5,939 5,939 M&A-related expenses(3) — — 272 272 — — 28 28 Acquisition intangible amortization(4) 4,044 809 — 4,853 4,101 818 158 5,077 Non-cash interest expense(5) — — 278 278 — — 405 405 Other taxes(6) 4 — 1,601 1,605 8 — 427 435 Other income related to adjustments of liabilities under Tax Receivable Agreement(7) — — (1,245) (1,245) — — (929) (929) Non-GAAP adjusted income (loss) before taxes from continuing operations 18,167 1,985 (13,324) 6,828 17,332 2,144 (12,175) 7,301 Pro forma taxes at effective tax rate(8) (4,542) (496) 3,331 (1,707) (4,333) (536) 3,045 (1,824) Pro forma adjusted net income (loss) from continuing operations(9) 13,625 1,489 (9,993) 5,121 12,999 1,608 (9,130) 5,477 Plus: Cash interest expense, net(10) — — 6,678 6,678 — — 6,309 6,309 Pro forma taxes at effective tax rate(8) 4,542 496 (3,331) 1,707 4,333 536 (3,045) 1,824 Depreciation and internally developed software amortization(11) 2,032 174 521 2,727 1,685 126 261 2,072 Adjusted EBITDA from continuing operations(12) $ 20,199 $ 2,159 $ (6,125) $ 16,233 $ 19,017 $ 2,270 $ (5,605) $ 15,682 See footnotes continued on the next slide. The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows: Reconciliation of Non-GAAP Financial Measures

9 Reconciliation of Non-GAAP Financial Measures 1.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 3.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company. M&A-related expenses also include financing costs related to the administration of the Company's exchangeable notes. The Company believes these expenses are not reflective of the underlying operational performance of the Company. 4.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 6.) Other taxes consist of franchise taxes, commercial activity taxes, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 7.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 8.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income from continuing operations before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 9.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 10.) Cash interest expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 11.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 12.) Represents a non-GAAP financial measure.

10 ($ in thousands) Year Ended September 30, 2024 Year Ended September 30, 2023 Public Sector Healthcare Other Total Public Sector Healthcare Other Total Net income (loss) from continuing operations attributable to i3 Verticals, Inc. $ 49,587 $ 5,820 $ (60,675) $ (5,268) $ 41,986 $ 4,770 $ (62,233) $ (15,477) Net loss from continuing operations attributable to non- controlling interests — — (8,078) (8,078) — — (8,208) (8,208) Net income (loss) from continuing operations 49,587 5,820 (68,753) (13,346) 41,986 4,770 (70,441) (23,685) Non-GAAP Adjustments: Benefit from income taxes — — (5,668) (5,668) — — (3,788) (3,788) Non-cash change in fair value of contingent consideration(1) 22 (712) — (690) 9,998 769 — 10,767 Equity-based compensation(2) — — 18,178 18,178 — — 23,723 23,723 M&A-related expenses(3) — — 3,161 3,161 — — 1,140 1,140 Acquisition intangible amortization(4) 16,079 3,248 — 19,327 16,301 3,274 158 19,733 Non-cash interest expense(5) — — 1,175 1,175 — — 1,717 1,717 Other taxes(6) 27 33 1,949 2,009 70 — 830 900 Other income related to adjustments of liabilities under Tax Receivable Agreement(7) — — (1,245) (1,245) — — (929) (929) Net gain on exchangeable note repurchases and related transactions(8) — — (2,257) (2,257) — — — — Net gain on sale of investments(9) — — — — — — (295) (295) Loss (gain) on disposal of property and equipment(10) 118 — (11) 107 — — — — Non-GAAP adjusted income (loss) before taxes from continuing operations 65,833 8,389 (53,471) 20,751 68,355 8,813 (47,885) 29,283 Pro forma taxes at effective tax rate(11) (16,458) (2,097) 13,367 (5,188) (17,089) (2,203) 11,972 (7,320) Pro forma adjusted net income (loss) from continuing operations(12) 49,375 6,292 (40,104) 15,563 51,266 6,610 (35,913) 21,963 Plus: Cash interest expense, net(13) 7 1 28,080 28,088 — — 23,411 23,411 Pro forma taxes at effective tax rate(11) 16,458 2,097 (13,367) 5,188 17,089 2,203 (11,972) 7,320 Depreciation and internally developed software amortization(14) 7,376 622 1,471 9,469 5,135 425 1,145 6,705 Adjusted EBITDA from continuing operations(15) $ 73,216 $ 9,012 $ (23,920) $ 58,308 $ 73,490 $ 9,238 $ (23,329) $ 59,399 The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals, Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows: Reconciliation of Non-GAAP Financial Measures See footnotes continued on the next slide.

11 Reconciliation of Non-GAAP Financial Measures 1.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 3.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company. M&A-related expenses also include financing costs related to the administration of the Company's exchangeable notes. The Company believes these expenses are not reflective of the underlying operational performance of the Company. 4.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 6.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 7.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 8.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the year ended September 30, 2024. 9.) Gain on investment, which the Company recognizes in other income, reflects contingent consideration received during the year ended September 30, 2023, for an investment that was sold in a prior year. 10.) Loss on disposal of property and equipment is related to the sale of a building purchased through an acquisition. 11.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income from continuing operations before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 12.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 13.) Cash interest expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 14.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 15.) Represents a non-GAAP financial measure.

12 ($ in thousands) Three months ended June 30, 2024 Three months ended June 30, 2023 Public Sector Healthcare Other Total Public Sector Healthcare Other Total Net income (loss) from continuing operations attributable to i3 Verticals, Inc. $ 10,593 $ 1,328 $ (23,351) $ (11,430) $ 6,938 $ 1,203 $ (16,667) $ (8,526) Net loss from continuing operations attributable to non- controlling interests — — (2,416) (2,416) — — (2,392) (2,392) Net income (loss) from continuing operations 10,593 1,328 (25,767) (13,846) 6,938 1,203 (19,059) (10,918) Non-GAAP Adjustments: Provision for (benfit from) income taxes — — 5,271 5,271 — — (292) (292) Non-cash change in fair value of contingent consideration(1) 1 (19) — (18) 5,345 838 — 6,183 Equity-based compensation(2) — — 4,432 4,432 — — 6,124 6,124 M&A-related expenses(3) — — 1,931 1,931 — — 26 26 Acquisition intangible amortization(4) 3,979 809 — 4,788 4,114 818 — 4,932 Non-cash interest expense(5) — — 221 221 — — 582 582 Other taxes(6) (4) 1 233 230 4 — 71 75 Gain on investment(7) — — — — — — (92) (92) Non-GAAP adjusted income (loss) before taxes from continuing operations 14,569 2,119 (13,679) 3,009 16,401 2,859 (12,640) 6,620 Pro forma taxes at effective tax rate(8) (3,642) (530) 3,420 (752) (4,100) (715) 3,160 (1,655) Pro forma adjusted net income (loss) from continuing operations(9) 10,927 1,589 (10,259) 2,257 12,301 2,144 (9,480) 4,965 Plus: Cash interest expense, net(10) — — 7,685 7,685 — — 6,143 6,143 Pro forma taxes at effective tax rate(8) 3,642 530 (3,420) 752 4,100 715 (3,160) 1,655 Depreciation and internally developed software amortization(11) 1,854 162 165 2,181 1,317 109 307 1,733 Adjusted EBITDA from continuing operations(12) $ 16,423 $ 2,281 $ (5,829) $ 12,875 $ 17,718 $ 2,968 $ (6,190) $ 14,496 See footnotes continued on the next slide. The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows: Reconciliation of Non-GAAP Financial Measures

13 Reconciliation of Non-GAAP Financial Measures 1.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 3.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company. M&A-related expenses also include financing costs related to the administration of the Company's exchangeable notes. The Company believes these expenses are not reflective of the underlying operational performance of the Company. 4.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 6.) Other taxes consist of franchise taxes, commercial activity taxes, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 7.) Gain on investment reflects contingent consideration received for an investment that was sold in a prior year. 8.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income from continuing operations before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 9.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 10.) Cash interest expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 11.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 12.) Represents a non-GAAP financial measure.

14 ($ in thousands) Three months ended March 31, 2024 Three months ended March 31, 2023 Public Sector Healthcare Other Total Public Sector Healthcare Other Total Net income (loss) from continuing operations attributable to i3 Verticals, Inc. $ 13,318 $ 1,160 $ (16,552) $ (2,074) $ 12,855 $ 912 $ (17,615) $ (3,848) Net loss from continuing operations attributable to non- controlling interests — — (228) (228) — — (1,923) (1,923) Net income (loss) from continuing operations 13,318 1,160 (16,780) (2,302) 12,855 912 (19,538) (5,771) Non-GAAP Adjustments: Benefit from income taxes — — (669) (669) — — (115) (115) Non-cash change in fair value of contingent consideration(1) 88 (378) — (290) 2,400 (121) — 2,279 Equity-based compensation(2) — — 5,022 5,022 — — 5,804 5,804 M&A-related expenses(3) — — 714 714 — — 357 357 Acquisition intangible amortization(4) 4,015 815 — 4,830 4,324 818 — 5,142 Non-cash interest expense(5) — — 262 262 — — 368 368 Other taxes(6) (1) 28 62 89 48 — 274 322 Net gain on exchangeable note repurchases and related transactions(7) — — (2,257) (2,257) — — — — Non-GAAP adjusted income (loss) before taxes from continuing operations 17,420 1,625 (13,646) 5,399 19,627 1,609 (12,850) 8,386 Pro forma taxes at effective tax rate(8) (4,355) (406) 3,410 (1,351) (4,907) (402) 3,213 (2,096) Pro forma adjusted net income (loss) from continuing operations(9) 13,065 1,219 (10,236) 4,048 14,720 1,207 (9,637) 6,290 Plus: Cash interest expense, net(10) — — 7,452 7,452 — — 5,831 5,831 Pro forma taxes at effective tax rate(8) 4,355 406 (3,410) 1,351 4,907 402 (3,213) 2,096 Depreciation and internally developed software amortization(11) 1,813 150 400 2,363 933 90 312 1,335 Adjusted EBITDA from continuing operations(12) $ 19,233 $ 1,775 $ (5,794) $ 15,214 $ 20,560 $ 1,699 $ (6,707) $ 15,552 See footnotes continued on the next slide. The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows: Reconciliation of Non-GAAP Financial Measures

15 Reconciliation of Non-GAAP Financial Measures 1.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 3.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company. M&A-related expenses also include financing costs related to the administration of the Company's exchangeable notes. The Company believes these expenses are not reflective of the underlying operational performance of the Company. 4.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 6.) Other taxes consist of franchise taxes, commercial activity taxes, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 7.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the three months ended March 31, 2024. 8.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income from continuing operations before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 9.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 10.) Cash interest expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 11.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 12.) Represents a non-GAAP financial measure.

16 ($ in thousands) Three months ended December 31, 2023 Three months ended December 31, 2022 Public Sector Healthcare Other Total Public Sector Healthcare Other Total Net income (loss) from continuing operations attributable to i3 Verticals, Inc. $ 11,408 $ 2,160 $ (16,483) $ (2,915) $ 10,012 $ 1,166 $ (15,543) $ (4,365) Net loss from continuing operations attributable to non- controlling interests — — (1,300) (1,300) — — (1,387) (1,387) Net income (loss) from continuing operations 11,408 2,160 (17,783) (4,215) 10,012 1,166 (16,930) (5,752) Non-GAAP Adjustments: Benefit from income taxes — — (1,094) (1,094) — — (93) (93) Non-cash change in fair value of contingent consideration(1) 82 (319) — (237) 1,212 217 — 1,429 Equity-based compensation(2) — — 5,358 5,358 — — 5,856 5,856 M&A-related expenses(3) — — 244 244 — — 727 727 Acquisition intangible amortization(4) 4,041 815 — 4,856 3,761 819 — 4,580 Non-cash interest expense(5) — — 414 414 — — 361 361 Other taxes(6) 28 3 53 84 10 — 60 70 Gain on investment(7) — — — — — — (203) (203) Loss (gain) on disposal of property and equipment(8) 118 — (11) 107 — — — — Non-GAAP adjusted income (loss) before taxes from continuing operations 15,677 2,659 (12,819) 5,517 14,995 2,202 (10,222) 6,975 Pro forma taxes at effective tax rate(9) (3,919) (665) 3,205 (1,379) (3,749) (551) 2,556 (1,744) Pro forma adjusted net income (loss) from continuing operations(10) 11,758 1,994 (9,614) 4,138 11,246 1,651 (7,666) 5,231 Plus: Cash interest expense, net(11) 6 — 6,267 6,273 — — 5,129 5,129 Pro forma taxes at effective tax rate(9) 3,919 665 (3,205) 1,379 3,749 551 (2,556) 1,744 Depreciation and internally developed software amortization(12) 1,676 135 387 2,198 1,200 99 266 1,565 Adjusted EBITDA from continuing operations(13) $ 17,359 $ 2,794 $ (6,165) $ 13,988 $ 16,195 $ 2,301 $ (4,827) $ 13,669 See footnotes continued on the next slide. The reconciliation of our income (loss) from continuing operations attributable to i3 Verticals Inc. to non-GAAP adjusted income (loss) before taxes from continuing operations, non-GAAP pro forma adjusted net income from continuing operations and non-GAAP adjusted EBITDA from continuing operations is as follows: Reconciliation of Non-GAAP Financial Measures

17 Reconciliation of Non-GAAP Financial Measures 1.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 3.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company. M&A-related expenses also includes financing costs related to the administration of the Company's exchangeable notes. The Company believes these expenses are not reflective of the underlying operational performance of the Company. 4.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 6.) Other taxes consist of franchise taxes, commercial activity taxes, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 7.) Gain on investment is related to continent consideration received for an investment that was sold in a prior year for the three months ended December 31, 2022. 8.) Loss (gain) on disposal of property and equipment is related to the sale of a building purchased through an acquisition. 9.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income from continuing operations before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 10.) Pro forma adjusted net income from continuing operations represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11.) Cash interest expense, net, represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 13.) Represents a non-GAAP financial measure.